Goodwill and Intangible Assets, Net - Expected Amortization Expense for Software Over Remaining Life (Detail) - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Finite-Lived Intangible Assets [Line Items]
Intangible assets, net	$ 47,104,816	$ 6,750,178
Software [Member]
Finite-Lived Intangible Assets [Line Items]
2025	3,000,240
2026	5,976,010
2027	5,888,411
2028	5,792,750
2029	5,724,421
Thereafter	12,948,356
Intangible assets, net	$ 39,330,188